United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2003

UNIVEST CORPORATION OF PENNSYLVANIA

(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Ident. No.)

14 North Main Street, Souderton, Pennsylvania 18964

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (215) 721-2400

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99	-	Earnings Release dated October 22, 2003 of Univest Corporation of Pennsylvania.

Item 9. Regulation FD Disclosure

     The information in this section is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition”, and is reported under Item 9.

     On October 22, 2003, Univest Corporation of Pennsylvania, parent company of Univest National Bank and Trust Co. issued a press release reporting third quarter earnings. This press release is filed herein, as part of this report as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By	/s/ Wallace H. Bieler

Name: Wallace H. Bieler Title: Executive Vice President, and Chief Financial Officer

Date: October 23, 2003